Exhibit 99.2 GeneSiC Semiconductor Inc. Condensed Financial Statements as of and for the six months ended June 30, 2022 (unaudited)

GeneSiC Semiconductor Inc. Index Page Condensed Financial Statements (unaudited) Balance Sheets 2 Statement of Operations 3 Statement of Stockholders' Equity 4 Statement of Cash Flows 5 Notes to Financial Statements 6

GeneSiC Semiconductor Inc. See Notes to Financial Statements. 2 June 30, 2022 December 31, 2021 Current assets Cash 936,280$ 941,414$ Accounts receivable 2,784,431 3,499,790 Inventory 1,408,000 884,594 Prepaid expenses and other 62,407 4,800 Total current assets 5,191,118 5,330,598 230,484 13,701 Other assets 6,000 - Total assets 5,427,602$ 5,344,299$ Current liabilities Accounts payable 495,779$ 718,511$ Accrued expenses 427,033 641,608 Total current liabilities 922,812 1,360,119 Commitments and contingencies Stockholder's equity 50,000 50,000 Retained earnings 4,454,790 3,934,180 Total stockholder's equity 4,504,790 3,984,180 Total liabilities and stockholder's equity 5,427,602$ 5,344,299$ Common stock, no par value, 5,000 shares authorized, issued, and outstanding Property and equipment, net of accumulated depreciation and amortization Assets Liabilities and Stockholder's Equity Condensed Balance Sheets (unaudited) June 30, 2022 and December 31, 2021

GeneSiC Semiconductor Inc. See Notes to Financial Statements. 3 June 30, 2022 Revenue, net 9,845,359$ Cost of revenue 2,396,156 Gross profit 7,449,203 Selling, general and administrative 1,194,832 Operating income 6,254,371 Other income(expense) Other income 23 Other expense (56,616) Total other income(expense) (56,593) Net income 6,197,778$ Condensed Statement of Operations (unaudited) Six Months Ended June 30, 2022

GeneSiC Semiconductor Inc. See Notes to Financial Statements. 4 Shares Amount Retained earnings Total Balance, December 31, 2021 5,000 50,000$ 3,934,180$ 3,984,180$ Distributions - - (5,677,168) (5,677,168) Net income - - 6,197,778 6,197,778 Balance, June 30, 2022 5,000 50,000$ 4,454,790$ 4,504,790$ Common Stock Condensed Statement of Stockholders' Equity (unaudited) For the six months ended June 30, 2022

GeneSiC Semiconductor Inc. See Notes to Financial Statements. 5 June 30, 2022 Cash flows provided by operating activities Net income 6,197,778$ Adjustments to reconcile net income to net cash provided by operating activities Depreciation 21,568 Changes in operating assets and liabilities Accounts receivable 715,359 Inventory (523,406) Prepaid expenses and other (63,607) Accounts payable (222,732) Accrued expenses (214,575) Net cash provided by operating activities 5,910,385 Cash flows from investing activities Purchases of property and equipment (238,351) Net cash used in investing activities (238,351) Cash flows from financing activities Distributions to stockholder (5,677,168) Net cash used in financing activities (5,677,168) Net decrease in cash (5,134) Cash, beginning 941,414 Cash, end 936,280$ Condensed Statement of Cash Flows (unaudited) For the Six Months Ended June 30, 2022

GeneSiC Semiconductor Inc. Notes to Condensed Financial Statements June 30, 2022, and December 31, 2021 (unaudited) 6 Note 1 – Business and summary of significant accounting policies Business GeneSiC Semiconductor Inc. (the “Company”) was incorporated in the State of Maryland on May 10, 2004. In December 2004, the Company elected to be treated as an S-Corporation. In February 2022, the Company converted to a Delaware corporation. The principal business of the Company is to provide technical expertise in specialized engineering and scientific fields to the various federal government agencies and the supply of materials and equipment incidental to the technical knowhow. The Company also provides the silicon and silicon carbide products to commercial clients. Accounts receivable Accounts receivables are reported as the amount management expects to collect from outstanding balances. Management performs an analysis of the current status of each individual customer account to determine the appropriate level for the allowance for doubtful accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off against the allowance for doubtful accounts. Inventory Inventory consists of raw material, work-in-progress, and finished goods and is valued at the lower of cost or net realizable value with cost determined using the first-in, first-out cost method. The Company periodically reviews inventory for potential obsolescence based upon an aging analysis of the inventory on hand, specifically known inventory-related risks, and assumptions about future demand and market conditions. Inventory items determined to be impaired based on such review are reduced to their net realizable value. Property and equipment Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method based on the estimated useful lives of the assets, generally ranging from three to five years. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated useful life of the asset or the lease term. Expenditures for major renewals and improvements that extend the useful lives of property and equipment are capitalized. Expenditures for repairs and maintenance are charged to expense as incurred. Long-lived assets The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In performing a review for impairment, the Company compares the carrying value of the assets with their estimated future undiscounted cash flows. If it is determined that an impairment has occurred, the loss would be recognized during that period. The impairment loss is calculated as the difference between the asset carrying values and the present value of estimated net cash flows or comparable market values, giving consideration to recent operating performance and pricing trends. There were no impairments of long-lived assets for the six months ended June 30, 2022. Deferred rent The Company records rent expense under its operating lease on a straight-line basis over the lease term. Deferred rent results from the difference between increasing monthly cash rent payments and the straight-line expense. There was no deferred rent balance as of June 30, 2022, and December 31, 2021.

GeneSiC Semiconductor Inc. Notes to Condensed Financial Statements June 30, 2022, and December 31, 2021 (unaudited) 7 Revenue recognition Revenue from the sale of goods is recognized at a point in time when a contract exists with a customer that specifies an agreed upon sales price and when the performance obligation is satisfied by transferring the goods to the customer, which generally occurs upon shipment. Revenue is recognized at the amount that depicts the consideration the Company expects to be entitled to in exchange for those goods. Revenue is not recognized unless collectability under the contract is considered probable, the contract has commercial substance and the contract has been approved. Additionally, the contract must contain payment terms, as well as the rights and commitments of both parties. Revenue from the sale of goods amounted to $8,011,328 for the six months ended June 30, 2022. Contract revenue is recognized in three types of contracts. Contract revenue amounted to $1,834,031 for the six months ended June 30, 2022. The Company provides services under fixed fee, cost plus fee and time and material type contracts: • On fixed fee contracts, revenues are recognized on the basis of the estimated percentage of completion of services, the percentage being the ratio of direct labor hours worked to total contracted hours. • On cost plus fee type contracts, revenues are recognized as costs are incurred such as direct labor and other direct costs, indirect costs and the applicable fees earned. Reimbursable costs are included in both revenues and expenses. • For time and materials type contracts, revenues are recognized by the application of contract labor and material rates as services are performed. Advertising Advertising costs, which are included in other expenses, are expensed as incurred. Advertising costs charged to operations for the six months ended June 30, 2022, was $5,009. Income taxes The Company is a qualified "S" corporation. Earnings and losses for tax reporting purposes are included in the personal income tax returns of the stockholders. Accordingly, no provision for income taxes has been reflected in these financial statements. State income tax expense for the Company is based upon transactions entering into the pretax operating results, using the statutory tax rates applicable to "S" corporations. The Company expects to pay the necessary distributions to satisfy the stockholder's estimated personal income tax liabilities based upon the Company's taxable income, if any. When necessary, the Company recognizes interest and penalties associated with tax matters as part of operating expenses and includes accrued interest and penalties with accrued expenses in the balance sheets. The Company has no unrecognized tax benefits at June 30, 2022 and December 31, 2021. The Company's federal and state income tax returns prior to fiscal year 2018 and 2017, respectively, are closed and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

GeneSiC Semiconductor Inc. Notes to Condensed Financial Statements June 30, 2022, and December 31, 2021 (unaudited) 8 Use of estimates The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Subsequent events The Company has evaluated subsequent events through October 31, 2022, which is the date the financial statements were available to be issued (see Note 9). Note 2 - Business and credit concentrations Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash. The Company maintains its cash with high credit quality financial institutions. At times, such amounts may exceed federally insured limits. At June 30, 2022 and December 31, 2021, the Company had cash in excess of federally insured limits. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties. As of June 30, 2022 and December 31, 2021, there were no losses incurred with respect to excess amounts over the FDIC insured limits. Note 3 - Inventory At June 30, 2022 and December 31, 2021, inventory consisted of the following: June 30, 2022 December 31, 2021 Raw Material 563,825$ 187,617$ Work in progress 649,868 480,547 Finished goods 194,307 216,430 1,408,000$ 884,594$

GeneSiC Semiconductor Inc. Notes to Condensed Financial Statements June 30, 2022, and December 31, 2021 (unaudited) 9 Note 4 - Property and equipment At June 30, 2022 and December 31, 2021, property and equipment consist of the following: For the six months ended June 30, 2022, depreciation and amortization expense was $21,568. Note 5 - Commitments and contingencies Lease commitments The Company leases its corporate office from a related party under common control under a noncancelable operating lease expiring in February 2024. For the six months ended June 30, 2022 total rental expenses under the operating leases that have initial or remaining lease terms in excess of one year was $55,080. The following is a schedule by years of future minimum lease payments as of June 30, 2022 required under the operating leases that have initial or remaining noncancelable terms in excess of one year: 2022 (remaining) $ 38,374 2023 76,748 2024 12,791 $ 127,913 June 30, 2022 December 31, 2021 Computer and other equipment 532,130$ 293,779$ Software 5,615 5,615 537,745 299,394 Less accumulated depreciation and amortization 307,261 285,693 230,484$ 13,701$

GeneSiC Semiconductor Inc. Notes to Condensed Financial Statements June 30, 2022, and December 31, 2021 (unaudited) 10 Note 6 – Related party transaction The Company leases office space from a separate entity owned by the stockholder of the Company (see Note 5). Note 7 - Profit-sharing plan The Company maintains a profit-sharing plan covering substantially all employees. The profit-sharing plan is open to all employees for participation in the first quarter following the date of hire or during the open enrollment periods every quarter thereafter. The Company contributes to the plan based on profits earned. Contributions made by the Company are immediately 100% vested. For the six months ended June 30, 2022, the Company made $122,058 in contributions to the plan. Note 9 - Subsequent events On August 15, 2022, Navitas Semiconductor Corporation ("Navitas") acquired the Company, in exchange for consideration consisting of approximately $100,000,000 in cash and 24,883,161 shares of Navitas common stock. The acquisition was consummated pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and among the Navitas, Gemini Acquisition LLC, a Delaware limited liability company and a wholly owned direct subsidiary of the Company ("Merger Sub"), the Company, and the stockholders of the Company. Pursuant to the Merger Agreement and immediately after its execution and delivery, the Company merged with and into Merger Sub (the "Merger"), with Merger Sub as the surviving entity and continuing to operate the GeneSiC business after the Merger as a wholly owned subsidiary of Navitas. The Merger Agreement also includes possible earn-out payments of up to $25,000,000, conditioned on revenue targets for the GeneSiC business over the four fiscal quarters ending September 30, 2023.